UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Pervasive Software Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

October 4, 2010

TO THE STOCKHOLDERS OF PERVASIVE SOFTWARE INC.

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pervasive Software Inc. (the “Company”), which will be held at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, on Monday, November 15, 2010 at 9:00 a.m. local time.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

John E. Farr

President, Chief Executive Officer and Director

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held November 15, 2010

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pervasive Software Inc. (the “Company”) will be held at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, on Monday, November 15, 2010 at 9:00 a.m. local time for the following purposes:

1.	To elect two directors of the Board of Directors to serve until their three-year term expires or until their successors have been duly elected and qualified;

2.	To approve an amendment to the Pervasive Software Inc. 2006 Equity Incentive Plan to increase the number of authorized shares of stock issuable under the plan by 800,000.

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on September 24, 2010 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 12365 Riata Trace Parkway, Building B, Austin, Texas, during ordinary business hours for the ten-day period prior to the Annual Meeting.

By Order of the Board of Directors,

Randall G. Jonkers

Secretary

Austin, Texas

October 4, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Of Stockholders to be Held on November 15, 2010

The Pervasive Software Inc. Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2010 are available at http://investor.pervasive.com/annuals.cfm.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 15, 2010

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Pervasive Software Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, on Monday, November 15, 2010 at 9:00 a.m. local time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 4, 2010. Please note that the Company qualifies as a “smaller reporting company” for the fiscal year ended June 30, 2010, under the applicable rules of the Securities and Exchange Commission (the “SEC”). Accordingly, these proxy materials reflect the scaled disclosure requirements available to smaller reporting companies.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 24, 2010, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 15,990,561 shares of Common Stock outstanding. Each stockholder of record on September 24, 2010 is entitled to one vote for each share of Common Stock held by such stockholder on September 24, 2010. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

The Company’s bylaws provide that the holders of a majority of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1.    Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The two nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal 2.    Approval of the Company’s amendment to the 2006 Equity Incentive Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus, will not affect the outcome of the voting on the proposal.

Proposal 3.    Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Electronic Access to Proxy Statement and Annual Report

This proxy statement and our Annual Report on Form 10-K for the year ended June 30, 2010 are available at http://investor.pervasive.com/annuals.cfm.

We will post our future proxy statements and annual reports on Form 10-K on our website as soon as reasonably practicable after they are electronically filed with the Securities and Exchange Commission. All such filings on our website are available free of charge. The information on our website is not incorporated into this proxy statement. Our corporate website is www.pervasive.com.

Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2 and FOR Proposal No. 3, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may retain the services of a Proxy solicitation service to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. In addition, the Company may reimburse brokerage houses, fiduciaries and custodians representing beneficial owners of shares for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has authorized seven directors. In accordance with the terms of the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes: Class I, John Farr and David R. Bradford, whose term will expire at the 2010 Annual Meeting; Class II, Shelby H. Carter and Nancy R. Woodward, whose term will expire at the 2011 Annual Meeting; and Class III, David A. Boucher, Jeffrey S. Hawn and Michael E. Hoskins, whose term will expire at the 2012 Annual Meeting. At the 2010 Annual Meeting, two directors will be elected to serve as the Class I directors until the Annual Meeting to be held in 2013 or until their respective successors are elected and qualified. The Board of Directors has selected two nominees as the nominees for Class I. The nominees for the Board of Directors are each currently directors of the Company and are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. Each person nominated for election has agreed to serve if elected, and as of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Class I Directors with Terms Ending in 2013

Set forth below is information regarding the nominees, including their ages as of October 4, 2010, the period during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered. Our board of directors has determined that each of the following nominees for director is an independent director as defined by applicable SEC rules and NASDAQ listing standards: David R. Bradford.

Name	Director Since	Age
David R. Bradford	1995	59
John E. Farr	2006	50

Mr. Bradford has served as one of our directors since October 1995. Mr. Bradford currently serves as the Chairman of the Board of Fusion-io, a company that is ushering in a new era of application-centric, solid-state storage solutions for the Corporate enterprise. Using flash based memory devices, the Company delivers breakthrough performance at a fraction of the cost of traditional disk-based storage systems. He has also been engaged in a number of entrepreneurial endeavors including the launch of several web-related companies. He started www.lds.biz, www.fundinguniverse.com, www.LinkingUniverse.com and also serves on the Advisory Boards for Matchbin, Greenwala.com, Piick.com, KarmaKey.com, WorldDoc.com, and Fugu.com. From April 2005 to June 2006, Mr. Bradford served as a Partner for the law firm of Greenberg Traurig working out of their Orange County, California office. From July 2000 to April 2005, Mr. Bradford worked as a consultant to a number of private equity funds, General Counsel to Dynix Corporation, a leading supplier of Library Software and Services, and General Counsel to Utah Governor Jon M. Huntsman’s Transition team. Mr. Bradford served as Senior Vice President, General Counsel of Novell, Inc., a networking software company, from 1985 until July 2000. Mr. Bradford received a B.A. in Political Science and a J.D. from Brigham Young University and an M.B.A. from Pepperdine. We believe Mr. Bradford is qualified to serve on our Board of Directors based on his history of entrepreneurial endeavors and extensive business and legal experience with various technology companies.

Mr. Farr has served as our President and Chief Executive Officer since January 2006. Previously, Mr. Farr served as our Chief Financial Officer from July 2001 to January 2006, as Vice President, Finance, from October 1998 to July 2001, as Director of Finance from April 1997 to October 1998 and as Controller from

November 1994 to April 1997. Prior to joining Pervasive, Mr. Farr served as an auditor and in audit management for KPMG LLP, an international accounting firm, from 1982 to 1994. Mr. Farr received a B.B.A. in Accounting from Southwestern University. We believe Mr. Farr is qualified to serve on our Board of Directors based on his active involvement with the Company since its inception, his service as the Chief Executive Officer of the Company for almost five years and his background and experience in corporate finance and accounting matters.

Directors Not Standing for Election

Set forth below is information regarding the continuing directors of the Company, including their ages, the period in which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered during the past five years.

Name	Director Since	Age
David A. Boucher	1995	60
Shelby H. Carter, Jr.	1996	79
Jeffrey S. Hawn	2003	46
Michael E. Hoskins	2003	56
Nancy R. Woodward	1994	54

Mr. Boucher has served as one of our directors since October 1995. Mr. Boucher has served as a General Partner of Applied Technology, a venture capital firm, since January 1993. From January 1981 to August 1992, Mr. Boucher served as President and Chief Executive Officer of Interleaf, Inc., an electronic publishing software developer. We believe Mr. Boucher is qualified to serve on our Board of Directors based on his extensive business experience with various technology companies.

Mr. Carter has served as one of our directors since August 1996 and as Chairman of the Board since January 2004. Since January 1986, Mr. Carter has served as a distinguished adjunct professor at the University of Texas Graduate School of Business and College of Business Administration. Mr. Carter has founded several successful high technology companies. Mr. Carter received a B.B.A. from the University of Texas at Austin. We believe Mr. Carter is qualified to serve on our Board of Directors based on his extensive business experience with various technology companies.

Mr. Hawn has served as one of our directors since February 2003. Mr. Hawn currently serves as Chairman and CEO of Attachmate, a position he assumed in May 2005. He remains an Operating Partner of JMI-Inc., a private equity firm, a role he assumed in April 2004. Previously, he served as Senior Vice President of Operations for BMC Software, Inc., a leading provider of enterprise management solutions from July 2000 to March 2004 and as a partner with McKinsey & Company, a leading management consulting firm from July 1990 to July 2000. Mr. Hawn received a B.S. in Mechanical Engineering from Southern Methodist University and an M.B.A. from the University of Texas at Austin. We believe Mr. Hawn is qualified to serve on our Board of Directors based on his extensive business experience with various technology companies.

Mr. Hoskins has served as our Chief Technology Officer since June 2004, as General Manager of Integration Products since October 2006 (and previously from December 2003 to June 2004) and as Executive Vice President since February 2009. Mr. Hoskins has also served as a Director since December 2003. Prior to joining Pervasive, Mr. Hoskins served as President and Director of Data Junction Corporation for 15 years. Mr. Hoskins joined Data Junction in 1988 as Vice President of Sales. Mr. Hoskins graduated from the Bowling Green State University with a bachelor of business administration and a major in finance. We believe Mr. Hoskins is qualified to serve on our Board of Directors based on his active involvement with the Company since its acquisition of Data Junction Corporation in 2003, his active involvement with Data Junction Corporation from 1988 to 2003 and his service as the Chief Technology Officer of the Company since 2004.

Ms. Woodward is one of our founders and has served as a director since our inception. Ms. Woodward served as Chairman of the Board from inception through June 2002 and has served as Vice Chairman of the Board since July 2002. Ms. Woodward received a B.S. in Computer Science from the University of Michigan. We believe Ms. Woodward is qualified to serve on our Board of Directors based on her active involvement with the database business of the Company as a founder of the business when it was initially launched in the early 1980s as Softcraft, Inc., as a member of senior management when the business was later acquired by Novell Inc. in 1987 and then as a Board Member when the business was spun out of Novell, Inc. in the form of Pervasive Software Inc. in 1994.

Board of Directors Meetings and Committees

During the fiscal year ended June 30, 2010, the Board of Directors held five meetings. For the fiscal year, each of the directors during the term of his or her tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

During the fiscal year ended June 30, 2010, the Audit Committee of the Board of Directors held eleven meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent accountants, the scope of the annual audits, fees to be paid to the independent accountants, the performance of the Company’s independent accountants and the accounting practices of the Company. The members of the Audit Committee are Mr. Boucher, Mr. Bradford and Mr. Hawn. The Audit Committee Charter is available on our corporate website at www.pervasive.com.

Compensation Committee

During the fiscal year ended June 30, 2010, the Compensation Committee of the Board of Directors held four meetings. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The Compensation Committee has adopted a written charter which is available on our corporate website at www.pervasive.com. The members of the Compensation Committee are Ms. Woodward, Mr. Boucher, Mr. Carter and Mr. Hawn.

Nominating Committee

The Nominating Committee selects candidates for open Board of Directors positions among other responsibilities and duties. There are certain minimum qualifications for Board members that Director candidates should possess, including those related to character, judgment, diversity, age, expertise, corporate experience, length of service, and other commitments. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is important that the members of the Board of Directors represent diverse viewpoints. Accordingly, the Nominating Committee considers issues of diversity in identifying and evaluating director nominees, including differences in education, professional experience, viewpoints, technical skills and individual expertise. Other factors that are considered include meeting applicable independence standards for directors (where independence is required) as defined in Rule 4200 of the NASDAQ Stock Market, Inc. (“NASDAQ”), and absence of conflicts of interest. The Nominating Committee may modify minimum qualifications from time to time, as it deems necessary and/or appropriate. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary.

The Nominating Committee identifies, considers, and recommends candidates to fill new positions or vacancies on the Board, and reviews candidates recommended by stockholders. In performing these duties, the Nominating Committee has the authority to retain and terminate any search firm used to identify Board candidates and also has the authority to approve the search firm’s fees and other retention terms.

The Nominating Committee will consider nominees recommended by Company stockholders provided that such recommendations are submitted to the Company not more than 90 days and not less than 60 days prior to the first anniversary of the preceding year’s annual meeting. Such notice must set forth, as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the stockholder as appearing on the Company’s books and of such beneficial owner and the class and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner. To date, the Company has not received director candidate nominations from its stockholders. However, the Nominating Committee will consider director candidate nominations by stockholders and will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. The Nominating Committee consists of Messrs. Carter and Hawn, both of whom are independent under the standards established by the NASDAQ exchange.

During the fiscal year ended June 30, 2010, the Nominating Committee held two meetings. The Nominating Committee operates under a charter, which is available on our corporate website at www.pervasive.com. All committee members are independent under the standards established by the NASDAQ exchange.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors does not have a policy regarding whether the roles of Chairman of the Board and Chief Executive Officer should be separate and, if separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board of Directors believes that it should be able to determine the appropriate board leadership structure from time to time in any manner that is in the best interests of us and our stockholders. Our current board leadership structure separates the roles of Chairman of the Board and Chief Executive Officer with Mr. Carter serving as the Chairman of the Board and Mr. Farr serving as Chief Executive Officer. The Board of Director’s independent directors and management directors have different perspectives and roles in strategic development. Our independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer and the other management director bring company-specific experience and expertise.

Our Board of Directors oversees risk management in a number of ways. Our Audit Committee oversees the management of financial and accounting related risks as an integral part of it duties. Similarly, our Compensation Committee considers risk management when setting the compensation policies and programs for our executive officers and other employees. Our full Board of Directors receives reports on various risk related items at each of its regular meetings including risks related to intellectual property, taxes, products and employees. Our Board of Directors also receives periodic reports on our efforts to manage such risks through insurance or self-insurance.

Statement on Corporate Governance

We have reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the rules of the SEC and the NASDAQ’s corporate governance listing standards regarding corporate governance policies and processes, and we believe that we are in compliance with the rules and listing standards. You can access the charters of our Audit Committee, Compensation Committee and Nominating Committee free of charge on our website at www.pervasive.com or by writing to us at Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727 Attn: Investor Relations. We encourage, but do not require, our Board members to attend the annual stockholders meeting. Last year, one of our directors attended the annual stockholders meeting. We have adopted the following standards for director independence in compliance with the NASDAQ corporate governance listing standards:

•

No director qualifies as “independent” if such person has a relationship, which, in the opinion of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

•

A director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries is not “independent” until three years after the end of such employment relationship;

•

A director who accepts, or whose immediate family member accepts, more than $120,000 per year in the past three years in compensation from us or any of our subsidiaries, other than certain permitted payments such as compensation for board or board committee service, payments arising solely from investments in our securities, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan, is not “independent” until three years after he or she ceases to accept more than $120,000 per year in such compensation;

•

A director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization in which we made, or from which we received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, is not “independent” until three years after falling below such threshold;

•

A director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our or any of our subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship; and

•

A director who is, or who has a family member who is, a current partner of our outside auditors, Grant Thornton LLP, or was a partner or employee of Grant Thornton LLP who worked on our audit, is not “independent” until three years after the end of such affiliation or employment relationship.

•	The independent directors are Mr. Carter, Mr. Boucher, Mr. Bradford, Mr. Hawn, and Ms. Woodward.

Director Compensation

Non-employee directors receive $1,500 per meeting attended and $500 per Committee meeting attended, plus a retainer of $10,000 annually for serving on the Board of Directors. The Chairman of the Board of Directors also receives an additional monthly retainer of $3,000 for serving as the Chairman. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings.

Directors who are also employees of the Company are eligible to participate in the Company’s Bonus Plan. In addition, all directors are eligible to receive equity-based awards under the 2006 Equity Incentive Plan.

The Board of Directors periodically reviews compensation levels for directors. In light of recent legislative and regulatory developments impacting the time and risk associated with being a member of any board of directors and the number of independent directors required to satisfy requirements to be effective in the future, the Board may in the coming year consider increases in director compensation and the recruitment of additional independent directors.

Stockholder Communications with Directors

The Company provides for a process for stockholders to communicate with the Board of Directors. Stockholders may send written communication to the attention of the Board, a specific Board member or committee, in care of Pervasive Software Inc., Attention Randall G. Jonkers, Secretary, 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED HEREIN.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve an amendment to the 2006 Equity Incentive Plan (the “Plan” or “2006 Plan”) in order to increase the maximum number of shares of our common stock that may be issued under the Plan by 800,000 shares.

In August 2010, the Compensation Committee recommended, and the full board of directors adopted, subject to stockholder approval, an amendment to the Plan to increase the share reserve by 800,000 shares of common stock. Our stockholders have previously authorized us to issue under the Plan up to a total of 5,396,725 shares of common stock, subject to adjustment upon certain changes in our capital structure.

The Compensation Committee and the full board of directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. As of June 30, 2010, 392,499 shares of our common stock remained available for future grant of stock awards under the Plan, a number that the Compensation Committee and the full board of directors believes to be insufficient to meet our anticipated needs. Therefore, the Compensation Committee recommended, and the full board of directors approved, subject to stockholder approval, an amendment to increase the number of shares of common stock available for future grant under the Plan by 800,000 shares, to a total current availability of 1,192,499 shares, subject to adjustment upon certain changes in our capital structure.

The Compensation Committee and the full board of directors believe that the proposed increase in the Plan’s share reserve is warranted and is asking stockholders to consider, in addition to the summary information set forth above, the following:

•	During the 18 fiscal quarters ended September 30, 2010, the Company repurchased approximately 9,816,000 shares of its common stock on the open market under its various stock repurchase programs.

•	During the quarter ending September 30, 2010 alone, the Company repurchased approximately 1,224,000 shares of its common stock on the open market under its stock repurchase programs.

•	Outstanding stock options as of September 30, 2010 totaled 2,306,562, down from 3,796,725 as of June 30, 2006.

•	Issued and outstanding shares as of September 30, 2010 totaled approximately 15,991,000, down from 22,923,306 as of June 30, 2006.

•	In October 2000, our Board of Directors approved the adoption of a Shareholder Rights Plan (the Rights Plan). The Rights Plan will expire as scheduled in October 2010.

Summary of the 2006 Plan

The following summary of the 2006 Plan is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is filed electronically with this proxy with the Securities Exchange Commission on its website at www.sec.gov, and is also available to any stockholder upon written request to the Company.

General.    The purpose of the 2006 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units.

Authorized Shares.    Assuming this increase is approved by the stockholders, a total of 4,662,014 shares of our common stock will have been reserved for issuance pursuant to the 2006 Plan. The 2006 Plan share reserve shall include the number of shares subject to outstanding awards under the Company’s 1997 Plan and 2006 Plan

(which was 3,469,515 as of June 30, 2010) which will only become newly available under this 2006 Plan if any such outstanding award is cancelled, terminated or otherwise forfeited prior to exercise and/or vesting; 392,499 shares currently available for grant under the 2006 Plan as of June 30, 2010; and an additional 800,000 shares to be available for future grant under the 2006 Plan subject to stockholder approval of the amendment to the 2006 Plan requested at our Annual Meeting. If any award granted under the 2006 Plan or the 1997 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2006 Plan.

Adjustments to Shares Subject to the 2006 Plan.    In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, combination, repurchase, exchange or other distribution with respect to shares of common stock of the Company or other change in the corporate structure or capitalization affecting the Company’s common stock, the number and class of shares that may be delivered under the 2006 Plan and/or the number, class and price of shares of stock covered by each outstanding award, the award grant limitations and the shares subject to the 2006 Plan shall be adjusted by the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be available under the 2006 Plan.

Administration.    The 2006 Plan will be administered by the Board of Directors or the compensation committee (the “Committee”). In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Administrator” will refer to either the Committee or the Board of Directors.) Subject to the provisions of the 2006 Plan, the Administrator determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Administrator may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. However, the 2006 Plan forbids, without stockholder approval, the repricing of any outstanding option or stock appreciation right through either (i) the cancellation of outstanding options or stock appreciation rights and the grant in substitution therefore of any new award, or (ii) the amendment of outstanding options or stock appreciation rights to reduce the exercise price thereof. The 2006 Plan also will require that any award of restricted stock, restricted stock units, performance shares and performance units which will vest based upon the length of service of any participant will not vest more rapidly than annual pro rata vesting over a three year period. The vesting of such awards may be accelerated in the event of the participant’s death, disability or a change in control. The Administrator will interpret the 2006 Plan and awards granted thereunder, and all determinations of the Administrator will be final and binding on all persons having an interest in the 2006 Plan or any award.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of June 30, 2010, the Company had approximately 229 employees, including three named executive officers, no consultants and five non-employee directors, who would be eligible under the 2006 Plan.

Stock Options.    Each option granted under the 2006 Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2006 Plan.

The exercise price of each option may not be less than the fair market value of a share of common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. Generally, the fair market value of the common stock is the closing sales price per share on the date of grant as quoted on the Nasdaq National Market. On June 30, 2010, the closing price of the Company’s common stock on the Nasdaq National Market was $4.96 per share.

The 2006 Plan provides that the option exercise price may be paid in cash, by check, by promissory note, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option (a “cashless exercise”), to the extent legally permitted, by a reduction in the amount of any Company liability to the optionee, including any liability attributable to the optionee’s participation in any Company-sponsored deferred compensation program or arrangement, by any combination of the foregoing, or by such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Administrator. The maximum term of any option granted under the 2006 Plan is ten (10) years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five (5) years. The Administrator will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

Stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee.

Stock Appreciation Rights.    Each stock appreciation right granted under the 2006 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2006 Plan.

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of Company common stock between the date of grant of the award and the date of its exercise. The exercise price of each stock appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The Company may pay the appreciation either in cash, in shares of common stock, or in some combination thereof. Stock appreciation rights vest and become exercisable at the times and on the terms established by the Administrator. Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.

Restricted Stock Awards.    Each restricted stock award granted must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2006 Plan. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.    The Administrator may grant restricted stock units which represent a right to receive shares of Company common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to the

Company. The Administrator may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. The Company may pay the appreciation in cash, in shares of common stock or in a combination thereof. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of stock are issued in settlement of such awards. However, the Administrator may grant restricted stock units that entitle a participant to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid with respect to Company stock.

Performance-Based Compensation.    Performance units and performance shares may also be granted under the 2006 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Administrator are achieved or the awards otherwise vest. As described below, the Administrator will establish organizational or individual performance goals in its discretion within the parameters of the 2006 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. Performance units will have an initial dollar value established by the Administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of Company stock on the grant date. The 2006 Plan provides specific measures from which the Administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales.

No later than ninety (90) days following the commencement of any fiscal year or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Administrator will, in writing, select the performance goals applicable to the performance period and establish the performance goals and amounts of the awards, as applicable, which may be earned for the performance period.

Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Administrator retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained.

Unless otherwise provided in the applicable award agreement, the 2006 Plan provides that a participant must be employed by the Company or a parent or subsidiary on the day a performance-based award for such performance period is paid to the employee, or the award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period. The Company reserves the right to grant awards that do not qualify for the Section 162(m) performance-based exception under Section 162(m).

Individual Award Limitations.    The 2006 Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year (i) pursuant to options and/or stock appreciation rights is limited to 500,000 shares, (ii) pursuant to restricted stock or restricted stock units is limited to 500,000, (iii) pursuant to performance shares is limited to 500,000, and (iv) the maximum which could be issued to any one individual in any fiscal year pursuant to the grant of performance units is $1,000,000. In addition, an individual may be granted options, stock appreciation rights, restricted stock or restricted stock units to purchase up to an additional 250,000 shares of stock in connection with his or her initial hiring with the Company.

The Administrator shall adjust the limitations on annual grants to individuals or in connection with an individual’s initial hiring, as well as any performance conditions relating to shares and any other conditions of outstanding awards, in the event of any adjustment to the Company’s shares discussed above.

Termination or Amendment.    The 2006 Plan will automatically terminate ten (10) years from the date of its adoption by the Board of Directors, unless terminated at an earlier time by the Board of Directors. However, all incentive stock options granted, if at all, must be granted within ten (10) years from the date the 2006 Plan was adopted by the Board of Directors. The Board of Directors may terminate or amend the 2006 Plan at any time, provided that no amendment may be made without stockholder approval if the Board of Directors deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the common stock of the Company is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board of Directors, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards.    A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards.    There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Shares and Performance Unit Awards.    A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Plan Benefits

Future awards granted under the 2006 Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. Benefits under the 2006 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates, actual Company performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2006 Plan.

Recommendation of the Board of Directors

The Board of Directors believes that the adoption of the amendment to the 2006 Plan is in the best interests of the Company and its stockholders for the reasons stated above. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE 2006 PLAN.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

The Company is asking the stockholders to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Grant Thornton LLP.

In the event the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Audit Committee or the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee or the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Recommendation of the Board of Directors

UPON THE RECOMMENDATION OF OUR AUDIT COMMITTEE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

Independence of Audit Committee Members

The Board of Directors believes that each of the members of the Audit Committee is an independent director as that term is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. In addition, the Board of Directors believes that Mr. Hawn is an “audit committee financial expert,” as defined by the Securities and Exchange Commission guidelines.

Audit Services

Subject to ratification by the Stockholders, the Board of Directors has appointed Grant Thornton LLP as the independent auditors to audit the consolidated financial statements of the Company for fiscal year 2011.

Total Fees

The following table presents fees for professional audit services rendered for the audit of the Company’s annual financial statements by Grant Thornton LLP for the years ended June 30, 2010 and 2009 and fees billed for other services rendered by Grant Thornton LLP during those periods. All 2010 fees described below were pre-approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policy described below.

	Fiscal 2010	Fiscal 2009
Audit Fees (1)	$225,183	$288,074
Audit Related Fees (2)	—	3,150
Tax Fees (3)	—	—
All Other Fees (4)	—	—

Footnotes:

(1)	Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton for the fiscal years ended June 30, 2010 and June 30, 2009 in connection with statutory and regulatory filings or engagements.

(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements by Grant Thornton that are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered for the preparation of federal and state income tax returns. No tax fees were paid to Grant Thornton in the fiscal years ended June 30, 2010 or June 30, 2009.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

In making its recommendation to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011, the Audit Committee has considered whether services other than audit and audit-related services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has adopted a policy requiring pre-approval by the Audit Committee of all audit and non-audit services to be provided to the Company by the independent auditor and other accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). Pursuant to the policy, management presents to the Audit Committee any audit and non-audit services proposed to be provided to the Company. After an opportunity to ask the management any related questions, the Audit Committee then approves or rejects such services. The Audit Committee also has the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by Grant Thornton LLP for the fiscal year ended June 30, 2011.

AUDIT COMMITTEE REPORT1

The Securities and Exchange Commission rules now require the Company to include in its Proxy Statement a report from the Audit Committee of the Board of Directors. The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter approved by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in compliance with the applicable requirements for corporate audit committees. The Audit Committee reviews and reassesses the adequacy of its charter annually.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with applicable accounting standards, laws and regulations. Grant Thornton LLP, the Company’s independent auditor for fiscal year 2010, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board.

The members of the Audit Committee are not functioning as professional accountants or auditors or experts in the fields of accounting or auditing, and their responsibilities are not intended to duplicate or to certify the activities of management or Grant Thornton LLP. The Audit Committee serves a Board of Directors-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee members in business, financial and accounting matters.

Among other matters, the Audit Committee, acting on authority granted to it by the Board of Directors, selects the independent auditors to audit the annual financial statements and review the quarterly financial statements of the Company. The Audit Committee then monitors the activities and performance of the independent auditors, including the overall audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to provide non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the independent audit with regard to the adequacy and appropriateness of the Company’s internal financial and accounting controls, including computerized information system controls and security. The Audit Committee meets with management and the independent auditors, both together and separately, as it deems necessary, to discuss significant business risks and exposures and controls in place to effectively manage such risks. The Audit Committee also reviews the qualitative judgments concerning the appropriateness and acceptability of accounting principles adopted, estimates made and financial disclosures.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Grant Thornton LLP has represented to the Audit Committee that its presentations included the matters required to be discussed by the independent auditor as set forth in AU Sec 380, as amended, “Communication with Audit Committees”.

[1]	The information above regarding the Audit Committee is not “soliciting” material and is not deemed “filed” with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended or the Exchange Act, as amended whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Grant Thornton LLP also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence with respect to the Company.

Following the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010.

Audit Committee

David A. Boucher

David R. Bradford

Jeffrey S. Hawn

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2010, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Shares Beneficially Owned as of August 31, 2010 (1)(2)
Beneficial Owner	Number of Shares	Percentage of Class
Royce & Associates LLC (3)	1,588,800	9.9%
745 Fifth Street, New York, NY 10151-0099
Dimensional Fund Advisors, Inc. (4)	1,481,784	9.2%
6300 Bee Cave Road, Austin, TX 78746-5149
Dialectic Capital Management LLC (5)	1,166,260	7.3%
875 Third Avenue, 15th Floor, New York, NY10022-6225
Fidelity Management & Research (6)	1,150,000	7.2%
245 Summer Street, Boston, MA 02110-1133
Dalton, Greiner, Hartman, Maher and Co. (7)	872,895	5.4%
565 Fifth Avenue, Suite 2101, New York, NY 10017-2413
John E. Farr (8)	1,018,750	6.2%
Randall G. Jonkers (9)	172,914	1.0%
Michael E. Hoskins (10)	2,115,653	13.0%
David A. Boucher (11)	125,428	*
David R. Bradford (12)	75,000	*
Shelby H. Carter, Jr. (13)	130,000	*
Jeffrey S. Hawn (14)	120,000	*
Nancy R. Woodward (15)	199,322	1.2%
All current directors and executive officers as a group (9 persons) (16)	4,049,962	24.0%

*	Less than 1% of the outstanding shares of Common Stock

Footnotes:

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company’s knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise specified, each beneficial owners address shall be 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.
(2)	The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2010.
(3)	Beneficial ownership calculations for Royce & Associates LLC are based solely on a publicly-filed Holdings Report on Form 13F filed by Royce & Associates LLC as of June 30, 2010 with the Securities and Exchange Commission.

(4)	Beneficial ownership calculations for Dimensional Fund Advisors, Inc. are based solely on a publicly-filed Holdings Report on Form 13F filed by Dimensional Fund Advisors, Inc. as of June 30, 2010 with the Securities and Exchange Commission.
(5)	Beneficial ownership calculations for Dialectic Capital Management LLC are based solely on a publicly-filed Holdings Report on Form 13F filed by Dialectic Capital Management LLC as of June 30, 2010 with the Securities and Exchange Commission.
(6)	Beneficial ownership calculations for Fidelity Management & Research are based solely on a publicly-filed Holdings Report on Form 13F filed by Fidelity Management & Research as of June 30, 2010 with the Securities and Exchange Commission.
(7)	Beneficial ownership calculations for Dalton, Greiner, Hartman, Maher and Co. are based solely on a publicly-filed Holdings Report on Form 13F filed by Dalton, Greiner, Hartman, Maher and Co. as of June 30, 2010 with the Securities and Exchange Commission.
(8)	Includes options exercisable into 220,000 shares of Common Stock and 300,000 shares of unvested Restricted Stock and 300,000 shares which have been pledged as security for a loan.
(9)	Includes options exercisable into 30,000 shares of Common Stock and 75,000 shares of unvested Restricted Stock.
(10)	Includes options exercisable into 195,000 shares of Common Stock, 150,000 shares of unvested Restricted Stock and 1,719,518 shares held by Rotenburg, L.P. (of which 800,000 shares have been pledged as security for a loan).
(11)	Includes options exercisable into 85,000 shares of Common Stock and 25,000 shares of unvested Restricted Stock.
(12)	Includes options exercisable into 40,000 shares of Common Stock and 25,000 shares of unvested Restricted Stock.
(13)	Includes options exercisable into 90,000 shares of Common Stock and 25,000 shares of unvested Restricted Stock.
(14)	Includes options exercisable into 80,000 shares of Common Stock and 25,000 shares of unvested Restricted Stock.
(15)	Includes options exercisable into 40,000 shares of Common Stock and 25,000 shares of unvested Restricted Stock.
(16)	Includes options exercisable into 780,000 shares of Common Stock and 700,000 shares of unvested Restricted Stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table presents information concerning the total compensation of our Chief Executive Officer and the two other most highly compensated officers (the “Named Executive Officers”) for services rendered to the Company in all capacities for the fiscal years ended June 30, 2010 and June 30, 2009:

2010 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c) (1)	Bonus ($) (d)	Stock Awards ($) (e) (2)	Option Awards ($) (f) (3)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Farr, John	2010	$275,000	$18,783	$380,000	—	—	—	$2,707	$676,490
CEO	2009	$275,000	$23,024	$420,096	$33,437	—	—	$2,234	$753,791

Jonkers, Randall	2010	$205,000	$14,002	$121,842	$5,466	—	—	$3,194	$349,504
CFO	2009	$205,000	$19,664	$114,272	$21,225	—	—	$3,044	$363,205

Hoskins, Michael	2010	$220,000	$15,026	$190,000	—	—	—	$2,012	$427,038
EVP, CTO	2009	$220,000	$18,420	$89,534	$25,078	—	—	$1,544	$354,576

(1)	Salary includes amounts deferred under Pervasive’s 401(k) Plan.
(2)	Represents the compensation cost recognized in our financial statements in the specified fiscal year under FASB ASC Topic 718 for restricted stock awards to each of our Named Executive Officers and includes amounts from awards granted prior to the specified fiscal year. The assumptions used to calculate the fair value of the restricted stock awards are set forth under the heading “Stock-Based Compensation” in Note 2 to our consolidated financial statements for the fiscal year ended June 30, 2010, as filed with the Company’s Form 10-K, except that we have disregarded the estimate of forfeitures related to service-based vesting conditions pursuant to SEC rules. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers. The material terms of each restricted stock award is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.
(3)	Represents the compensation cost recognized in our financial statements in the specified fiscal year under FASB ASC Topic 718 for stock option awards to each of our Named Executive Officers and includes amounts from awards granted prior to the specified fiscal year. The assumptions used to calculate the fair value of the stock option awards are set forth under the heading “Stock-Based Compensation” in Note 2 to the consolidated financial statements for the fiscal year ended June 30, 2010, as filed with the Company’s Form 10-K, except that we have disregarded the estimate of forfeitures related to service-based vesting conditions pursuant to SEC rules. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers. The material terms of each stock option award is further described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End Table” below.

2010 Outstanding Equity Awards at Fiscal Year End

The following table presents certain information concerning equity awards held by the Named Executive Officers at the end of the fiscal year ended June 30, 2010.

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#)Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) Per Share (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Farr, John	—		—	—	—	—	300,000	(1)	$1,488,000	(2)
CEO
Farr, John	9,078	(3)	—	—	$3.09	08/3/2010	—		—
Farr, John	30,000	(4)	—	—	$3.70	6/27/2012	—		—
Farr, John	40,000	(5)	—	—	$5.65	6/19/2013	—		—
Farr, John	50,000	(6)	—	—	$7.11	12/17/2013	—		—
Farr, John	100,000	(7)	—	—	$4.00	12/2/2014	—		—
Jonkers, Randall	—		—	—	—	—	75,000	(8)	$372,000	(2)
CFO
Jonkers, Randall	30,000	(9)	—	—	$4.20	10/31/2015	—		—
Hoskins, Michael	—		—	—	—	—	150,000	(10)	$744,000	(2)
CTO
Hoskins, Michael	120,000	(11)	—	—	$5.83	06/24/2014	—		—
Hoskins, Michael	75,000	(12)	—	—	$4.00	12/2/2014	—		—

Footnotes:

(1)	Mr. Farr’s restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on January 9, 2012.
(2)	Based on a fair market value of $4.96 on June 30, 2010.
(3)	Mr. Farr’s August 3, 2000 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in August 2004.
(4)	Mr. Farr’s June 27, 2002 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in June 2006.
(5)	Mr. Farr’s June 19, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in June 2007.
(6)	Mr. Farr’s December 17, 2003 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2007.
(7)	Mr. Farr’s December 2, 2004 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2008.
(8)	Mr. Jonkers’ restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on January 9, 2012.
(9)	Mr. Jonkers’ October 3, 2005 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in October 2009.
(10)	Mr. Hoskins’ restricted stock award shares are subject to continuous service, three-year vesting schedule with 100% of the shares vesting on January 9, 2012
(11)	Mr. Hoskins’ June 24, 2004 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in June 2008.
(12)	Mr. Hoskins’ December 2, 2004 stock option grant was subject to the Company’s standard four-year vesting schedule and became fully exercisable in December 2008.

Employment Contracts and Change of Control Arrangements

None of the Named Executive Officers have employment agreements with the Company and their employment may be terminated at any time.

The restricted stock held by our Named Executive Officers are subject to accelerated vesting provisions upon a change in control or involuntary termination as set forth in our 2006 Equity Incentive Plan and the applicable award agreements as further described below. We have no agreements with any of our Named Executive Officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change of control of the Company other than the accelerated vesting provisions applicable to restricted stock held by our Named Executive Officers under the Company’s 2006 Equity Incentive Plan and applicable award agreements.

Under the 2006 Equity Incentive Plan, a “change in control” means:

•	The acquisition by any person of 50% or more of the total voting power of the Company’s then outstanding voting securities;

•	The consummation of the sale or disposition of all or substantially all of the Company’s assets;

•

A change in the composition of the Board of Directors during any two-year period, such that a majority consists of persons who are not either directors who were in office as of the effective date of the plan or whose nominations were approved by a majority of the directors who were in office at the time of such nomination; or

•

The consummation of a merger or consolidation involving the Company where the outstanding securities of the Company immediately prior to the merger or consolidation no longer represent at least 50% of the voting power of the surviving entity immediately after such merger or consolidation.

Under the applicable award agreements, an “involuntary termination” means the termination of the individual’s employment by reason of the individual’s:

•

Involuntary dismissal or termination by the Company for reasons other than “misconduct.” For this purpose, “misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the individual, any unauthorized use or disclosure by the individual of confidential information or trade secrets of the Company (or any parent or subsidiary), or any other intentional misconduct by the individual adversely affecting the business or affairs of the Company (or any parent or subsidiary) in a material manner;

•

Voluntary resignation following (A) a change in the individual’s position with the Company, a parent or subsidiary which materially reduces the individual’s level of responsibility as determined by the Committee, (B) a reduction in the individual’s level of compensation (which shall include base salary and participation in bonus programs) by more than fifteen percent (15%) or (C) a relocation of the individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

The shares of restricted stock granted to Mr. Farr, Mr. Hoskins and Mr. Jonkers pursuant to awards in January 2009 are subject to the terms of our current Notice of Restricted Stock Award (as amended in January 2009) under our 2006 Equity Incentive Plan, which provides for accelerated vesting of all shares of restricted stock held by each of the executives immediately in the event of such executive’s involuntary termination following a change of control.

2010 Director Compensation Table

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities by the members of the Company’s board of directors for the fiscal year ended June 30, 2010.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Shelby H. Carter, Jr.	$56,500	$38,182	$2,418	—	—	—	$97,100
(Chairman of the Board)

David A. Boucher	$25,000	$38,182	$2,418	—	—	—	$65,600

David R. Bradford	$22,000	$38,182	$2,418	—	—	—	$62,600

Jeff Hawn	$26,000	$38,182	$2,418	—	—	—	$66,600

Nancy Woodward	$19,500	$38,182	$2,418	—	—	—	$60,100

Narrative Disclosure for the Directors’ Compensation Table

Directors who are employees of the Company, namely Mr. Farr and Mr. Hoskins, do not receive any additional compensation for their services as directors. During the fiscal year ended June 30, 2010, non-employee directors of the Company received the following compensation:

•	An annual retainer of $10,000

•	A fee of $1,500 for each Board meeting attended

•	A fee of $500 for each committee meeting attended

•	A monthly retainer of $3,000 for service as the Chairman of the Board

Non-employee directors are eligible to participate in the 2006 Equity Incentive Plan. During the fiscal year, non-employee directors received 10,000 shares of Restricted Stock that will vest 25% annually over the next four years. The shares were valued at the Company’s fair market value of $4.79 on the grant date, December 3, 2009.

Equity Compensation Plan Information

We grant options to our employees, executive officers and directors under our 2006 Equity Incentive Plan. As of June 30, 2010, options to purchase a total of 2,369,515 shares were outstanding under the 2006 Equity Incentive Plan and 392,499 shares remained available for grant under the plan. We may also issue shares of restricted stock pursuant to our 2006 Equity Incentive Plan. As of June 30, 2010, 1,040,000 shares of restricted stock and 60,000 restricted stock units were issued to certain executives and employees and were outstanding. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of June 30, 2010 (number of shares in thousands):

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders (1)	2,369,515	$4.58	392,499
Equity compensation plans not approved by stockholders	—	—	—
Total	2,369,515	$4.58	392,499

(1)	Consists of the Company’s 2006 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

It is the policy of the Company not to enter into any related person transaction unless the Audit Committee reviews and approves such transaction. In reviewing and approving any related person transaction, the Audit Committee will satisfy itself that is has been fully informed as to the related person’s relationship and interest including all material facts of the proposed transaction, and determine that the transaction is fair to the Company and on terms no less favorable than could be obtained by the Company from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2010 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2010 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

CODE OF ETHICS

In March 2004, the Company adopted a Code of Business Conduct and Ethics for all employees and directors, which specifically applies to the Company’s Chief Executive Officer, Chief Financial Officer and persons performing similar functions. A copy of the code of ethics is available on our website at www.pervasive.com.

We intend to post on our website any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics within five business days following the date of such amendment or waiver.

FORM 10-K

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2010, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO PERVASIVE SOFTWARE INC., 12365 RIATA TRACE PARKWAY, BUILDING B, AUSTIN, TEXAS 78727, ATTN: ALISON RAFFALOVICH, INVESTOR RELATIONS.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Stockholder proposals that are intended to be presented at the 2011 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 6, 2011, or one hundred and twenty (120) calendar days before the one-year anniversary of the date on which we first released our proxy statement to stockholders in connection with this year’s annual meeting of stockholders, in order to be included. Pursuant to Rule 14a-4(c) of the Exchange Act and our bylaws, as amended, stockholders who intend to present a proposal at the 2011 Annual Meeting without inclusion of such proposal in the proxy materials are required to notify us of such proposal no less than sixty (60) days and no more than ninety (90) days before the one-year anniversary of the 2010 Annual Meeting. Provided, however, in the event the 2011 Annual Meeting has been advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the 2010 Annual Meeting, notice by a stockholder of a proposal must be received not earlier than ninety (90) days prior to such annual meeting and not later than the close of business on the later of sixty (60) days prior to the 2011 Annual Meeting or ten (10) days following the date on which public announcement of the date of the 2010 Annual Meeting is first made. If we do not receive notification of the proposal within that time, the proxy holders will be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2011 Annual Meeting. Stockholder proposals should be addressed to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: Randall G. Jonkers, Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Pervasive Software Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: Randall G. Jonkers, Corporate Secretary, or contact our Corporate Secretary, Randall G. Jonkers, at (512) 231-6000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

Randall G. Jonkers

Secretary

Austin, Texas

October 4, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Annex A

PERVASIVE SOFTWARE INC.

2006 EQUITY INCENTIVE PLAN

Amended and restated December 14, 2006

Amended and restated November 15, 2010

1.        Purposes of the Plan. The purposes of this Plan are:

—	to attract and retain the best available personnel for positions of substantial responsibility,

—	to provide additional incentive to Employees, Directors and Consultants, and

—	to promote the success of the Company’s business.

 The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.        Definitions. As used herein, the following definitions will apply:

  (a)      “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

  (b)      “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation programs under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

  (c)      “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

  (d)      “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

  (e)      “Board” means the Board of Directors of the Company.

  (f)      “Change in Control” means the occurrence of any of the following events:

    (i)        Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

    (ii)        The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

    (iii)       A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

    (iv)       The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

  (g)      “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

  (h)      “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

  (i)      “Common Stock” means the common stock of the Company.

  (j)      “Company” means Pervasive Software Inc., a Delaware corporation, or any successor thereto.

  (k)     “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

  (l)      “Covered Employee” means any Employee who would be considered a “covered employee” within the meaning of Section 162(m) of the Code.

  (m)    “Director” means a member of the Board.

  (n)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

  (o)     “Effective Date” means November 14, 2006, the date this Plan was approved by the stockholders of the Company

  (p)      “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

  (q)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

  (r)       “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

    (i)         If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (ii)        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

    (iii)       In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

    (iv)       Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

  (s)       “Fiscal Year” means the fiscal year of the Company.

  (t)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (u)      “Inside Director” means a Director who is an Employee.

  (v)      “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

  (w)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (x)      “Option” means a stock option granted pursuant to the Plan.

  (y)      “Optioned Stock” means the Common Stock subject to an Award.

  (z)        “Outside Director” means a Director who is not an Employee.

  (aa)      “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (bb)      “Participant” means the holder of an outstanding Award.

  (cc)      “Performance-Based Award” means any Award granted to selected Service Providers pursuant to this Plan, but which are subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m).

  (dd)      “Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

  (ee)      “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 11.

  (ff)       “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.

  (gg)      “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of Performance Goals, and/or the occurrence of other events as determined by the Administrator.

  (hh)      “Plan” means this 2006 Equity Incentive Plan.

  (ii)      “Prior Plan Award” means any option or other award granted pursuant to the Company’s 1997 Stock Incentive Plan which is outstanding on or after the Effective Date. As of June 30, 2006, the number of Shares issuable pursuant to Prior Plan Awards was 4,396,725.

  (jj)      “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

  (kk)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

  (ll)      “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

  (mm)  “Section 16(b)” means Section 16(b) of the Exchange Act.

  (nn)    “Service Provider” means an Employee, Director or Consultant.

  (oo)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

  (pp)    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 of the Plan is designated as a SAR.

  (qq)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.        Stock Subject to the Plan.

  (a)        Stock Subject to the Plan.  Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 6,196,725 and shall consist of authorized but unissued or reacquired Shares or any combination thereof. The number of Shares available for grant under this Plan in the form of new Awards, determined at any time, shall be reduced by the number of Shares subject to Prior Plan Awards.

  (b)        Lapsed Awards.  If an Award, including any Prior Plan Award, expires, becomes unexercisable, or is terminated or cancelled without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Prior Plan Awards, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards, including Prior Plan Awards, other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding anything to the contrary in this Section, the following Shares shall not be available for reissuance under the Plan: (i) Shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends, shares sold pursuant to a cashless exercise described in Section 7(d) or otherwise; (ii) Shares which are withheld from any Award or payment under the Plan to satisfy tax withholding obligations pursuant to Section 16; (iii) Shares which are surrendered by any Participant (through a cashless exercise, actual delivery of the shares or attestation of ownership) to fulfill tax withholding obligations or to pay the applicable exercise price for any Award; and (iv) Shares subject to the grant of a SAR which are not issued upon settlement of the SAR. In addition, and notwithstanding the foregoing, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

  (c)        Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.        Administration of the Plan.

  (a)        Procedure.

      (i)    Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

      (ii)    Section 162(m).  To the extent that the Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

      (iii)    Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv)    Outside Director Awards.  To the extent that the Administrator determines it to be desirable to grant Awards to Outside Directors, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

       (v)    Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

      (vi)    Delegation of Authority for Day-to-Day Administration.  Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

  (b)        Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

       (i)    to determine the Fair Market Value;

      (ii)    to select the Service Providers to whom Awards may be granted hereunder;

       (iii)    to determine the number of Shares to be covered by each Award granted hereunder;

       (iv)    to approve forms of agreement for use under the Plan;

        (v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

       (vi)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

       (vii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

      (viii)    to modify or amend each Award (subject to Section 20(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

        (ix)    to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

         (x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

        (xi)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

       (xii)    to determine whether Awards will be settled in Shares, cash or in any combination thereof;

      (xiii)    to determine whether any Awards will be considered a Performance-Based Award;

      (xiv)    to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

       (xv)    to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

    (xvi)        to make all other determinations deemed necessary or advisable for administering the Plan.

  (c)        Effect    of     Administrator’s Decision.        The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

  (d)        Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in Austin, Texas. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

  (e)        Repricing Prohibited. Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, no program shall be approved which provides for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of any new Award (including specifically any new Options or SARs having a lower exercise price) or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code Section 424(a) applies, within the meaning of Section 424 of the Code.

5.        Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.        Limitations.

  (a)        Incentive Stock Option $100,000 Rule.    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

  (b)        Section 162(m) Limitations.    The following limitations shall apply to Awards under the Plan:

        (i)        No Service Provider shall be granted, in any Fiscal Year, (A) Options or SARs to purchase more than 500,000 Shares, (B) Restricted Stock or Restricted Stock Units covering more than 500,000 Shares, (C) Performance Shares covering more than 500,000 Shares, or (D) Performance Units which could result in a Service Provider receiving more than $1,000,000.

     (ii)        In connection with his or her initial service, a Service Provider may be granted Options, SARs, Restriced Stock or Restricted Stock Units up to an additional 250,000 Shares, which shall not count against the limit set forth in Section 6(a)(b) above.

     (iii)       The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

     (iv)       If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15), the cancelled Award will be counted against the limits set forth in subsection (i) and (ii) above.

  (c)        Full Value Award Limitations.    Any Award of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units (collectively defined as “Full Value Awards”) which vest on the basis of the Participant’s continued service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a performance period of at least twelve (12) months. There shall be no acceleration of vesting of such Full Value Awards except in connection with death, Disability or a Change in Control.

7.        Stock Options.

  (a)        Term of Option.    The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term may be up to ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

  (b)        Option Exercise Price.    The exercise price for each Option shall be established in the discretion of the Administrator; provided, however, that (i) the exercise price per Share shall not be less than the Fair Market Value of a Share on the effective date of grant of the Option and (b) no Incentive Stock Option granted to an Employee who, at the time the Option is granted, own stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, shall have an exercise price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth in this paragraph if such Option is granted pursuant to an assumption or substitution of another option in a manner qualifying under the provisions of Section 424(a) of the Code.

  (c)        Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

  (d)        Form of Consideration.    The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an

Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; (4) other Shares, provided Shares acquired directly or indirectly from the Company, (A) meet the requirements and conditions established by the Administrator in order to avoid any unfavorable financial accounting consequences (as determined by the Administrator), and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised; (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

  (e)        Exercise of Option.

        (i)        Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

         An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

         Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

        (ii)       Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

     (iii)        Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

     (iv)       Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8.        Restricted Stock.

  (a)        Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

  (b)        Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

  (c)        Transferability.    Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

  (d)        Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, including granting such an Award subject to the requirements of Section 12.

  (e)        Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

  (f)        Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

  (g)        Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

  (h)        Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.        Restricted Stock Units.

  (a)        Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator.

  (b)        Vesting Criteria and Other Terms.    The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion, including specifically Performance Goals.

  (c)        Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

  (d)        Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

  (e)        Cancellation.    On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

10.        Stock Appreciation Rights.

  (a)        Grant of SARs.    Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

  (b)        Number of Shares.    The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

  (c)        Exercise Price and Other Terms.    The exercise price for each SAR shall be established in the discretion of the Administrator; provided, however, that the exercise price per Share shall not be less than the Fair Market Value of a Share on the effective date of the grant of the SAR. The Administrator will also have complete discretion to determine the terms and conditions of SARs granted under the Plan.

  (d)        SAR Agreement.    Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

  (e)        Expiration of SARs.    An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(e) also will apply to SARs.

  (f)        Payment of SAR Amount.    Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

        (i)        The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

        (ii)       The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11.        Performance Units and Performance Shares.

    (a)        Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

    (b)        Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

    (c)        Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other Performance Goals must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

    (d)        Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other Performance Goals have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share.

    (e)        Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period as determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

    (f)        Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

12.        Terms and Conditions of any Performance-Based Awards.

    (a)        Purpose.    The purpose of this Section 12 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to the Plan as qualified performance-based compensation under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a

Covered Employee, the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

    (b)        Applicability.     This Section 12 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) of the Code will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) of the Code for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

    (c)        Procedures with Respect to Performance Based Awards.    To the extent necessary to comply with the performance-based compensation of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

    (d)        Payment of Performance Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

    (e)        Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13.        Leaves of Absence.    Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Administrator, or as required by any leave policy of the Company, its Parent or any Subsidiary. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.        Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.        Adjustments; Dissolution or Liquidation; Merger or Change in Control.

    (a)        Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limits in Sections 3 and 6 of the Plan.

    (b)        Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

    (c)        Change in Control.    In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction.

    In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and

Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

    For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

    Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

    (d)        Termination Following Change of Control.    With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation (which shall not include a resignation at the request of the successor corporation) by the Participant, then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Optioned Stock, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

16.        Tax Withholding.

    (a)        Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

    (b)        Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.        No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18.        Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.        Term of Plan.    Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

20.        Amendment and Termination of the Plan.

    (a)        Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

    (b)        Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    (c)        Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.        Conditions Upon Issuance of Shares.

    (a)        Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

    (b)        Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.        Severability.    Notwithstanding any contrary provision of the Plan or an Award Agreement to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Award Agreement shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or the Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

23.        Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

24.        Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

PROXY	PERVASIVE SOFTWARE INC.	PROXY

12365 Riata Trace Parkway, Building B, Austin, Texas 78727

This Proxy is Solicited on Behalf of the Board of Directors of Pervasive Software Inc. for the Annual Meeting of Stockholders to be held November 15, 2010

The undersigned holder of Common Stock, par value $.001, of Pervasive Software Inc. (the “Company”) hereby appoints John E. Farr and Randall G. Jonkers, or any of them, proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, November 15, 2010 at 9:00 a.m. local time, at the corporate offices of Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3, AND IN THE DISCRETION OF EACH PROXY AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE

DIRECTORS, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY

USING THE ENCLOSED RETURN ENVELOPE.

If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

PERVASIVE SOFTWARE INC.

☒	Please mark votes as in this example

1.	To elect the following directors to serve for a term ending upon the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified:

	NOMINEES:	FOR	WITHHOLD

	David R. Bradford	☐	☐

	John E. Farr	☐	☐

2.	To approve the amendment to the 2006 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature:

Signature (if held jointly):

Date: , 2010

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.